Exhibit (h.16)

Exhibit A

iShares Trust

ICE 0-3 Month US Treasury Securities Index

ICE 2025 Maturity US Inflation-Linked Treasury Index

ICE 2026 Maturity US Inflation-Linked Treasury Index

ICE 2027 Maturity US Inflation-Linked Treasury Index

ICE 2028 Maturity US Inflation-Linked Treasury Index

ICE 2029 Maturity US Inflation-Linked Treasury Index

ICE 2030 Maturity US Inflation-Linked Treasury Index

ICE 2031 Maturity US Inflation-Linked Treasury Index

ICE 2032 Maturity US Inflation-Linked Treasury Index

ICE 2033 Maturity US Inflation-Linked Treasury Index

ICE 2034 Maturity US Inflation-Linked Treasury Index

ICE 2025 Maturity US Treasury Index

ICE 2026 Maturity US Treasury Index

ICE 2027 Maturity US Treasury Index

ICE 2028 Maturity US Treasury Index

ICE 2029 Maturity US Treasury Index

ICE 2030 Maturity US Treasury Index

ICE 2031 Maturity US Treasury Index

ICE 2032 Maturity US Treasury Index

ICE 2033 Maturity US Treasury Index

ICE 2034 Maturity US Treasury Index

ICE 2044 Maturity US Treasury Index

ICE 2054 Maturity US Treasury Index

ICE AMT-Free California Municipal Index

ICE AMT-Free New York Plus Municipal Index

ICE AMT-Free US National Municipal Index

ICE AMT-Free US Long National Municipal Index

ICE Exchange-Listed Preferred & Hybrid Securities Index

ICE Short Maturity AMT-Free US National Municipal Index

ICE Short US Treasury Securities Index

ICE U.S. Treasury 0-5 Year Inflation Linked Bond Index

ICE U.S. Treasury 1-3 Year Bond Index

ICE U.S. Treasury 3-7 Year Bond Index

ICE U.S. Treasury 7-10 Year Bond Index

ICE U.S. Treasury 10-20 Year Bond Index

ICE U.S. Treasury 20+ Year Bond Index

ICE U.S. Treasury Core Bond Index

ICE U.S. Treasury Inflation Linked Bond Index

NYSE Biotechnology Index

NYSE Semiconductor Index

NYSE® FactSet® Global Autonomous Driving and Electric Vehicle Index

NYSE® FactSet Global Blockchain Technologies Index

NYSE® FactSet® Global Cyber Security Index

NYSE® FactSet® Global Genomics and Immuno Biopharma Index

NYSE® FactSet® Global Neuro Biopharma and MedTech Index

NYSE® FactSet® U.S. Infrastructure Index

NYSE® FactSet® U.S. Tech Breakthrough Index

2